THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                August 31, 2002


Chairman's Message                                              October 8, 2002


                   "THIS TIME IS DIFFERENT...WELL, MAYBE NOT..."

Dear Shareholders:

We believe the current negative market environment has created pockets of under valuations similar to the pockets of overvaluation that existed in late 1999 and early 2000. It was three years ago that investors and the media were discussing the new age of investing and how the Internet and technology revolution would result in a never-ending upward spiraling market. The disconnect at that time was that the old economy was dead and the new economy would live forever. Similar to many past market-turning points, the words "this time is different" appeared again and again in research reports and throughout the media to justify the irrational stock valuations and the bullish scenario that was predicted to last for an infinite period of time.

We believe we are again in a period of disconnect and the mass of investors rocked by corporate scandals, accounting chicanery, talks of war, terrorist activity and analyst mistrust are not currently seeing the forest through the trees. Again, "this time is different" is used repeatedly to justify the doom and gloom scenario that is forecasted to last forever. We believe earnings direction and interest rate levels are the two main determinants of stock valuation. Investors should be influenced less by the current news and begin discounting the next two years over which we believe future corporate earnings and cash flow may improve. The model we use to determine stock valuations demands a 50% to 100% excess cash flow yield versus five-year U.S. Treasury rates. With five-year U.S. Treasury rates under 3%, a stock whose earnings yield provides a 5% to 6% return (double the rate of five-year U.S. Treasuries) may be a worthwhile investment. We believe that the economic turnaround we envision for 2003 may lead to increased corporate earnings and higher earnings yields for stocks, which is usually conducive to a positive stock market. The Fund's portfolio is invested in companies that we believe have future earnings yields that could exceed U.S. Treasury rates by 100% or more. The non-recurring write-offs and corporate cleansing of the last few years should set the stage for a higher quality of earnings in 2003 as well as some upside earnings surprises.

The current negativity has resulted in huge amounts of available funds being parked in money market accounts (approximately $2.1 trillion in money market accounts) earning around 1.5%. Money market accounts represent large pools of liquidity, some of which should find its way back to the stock market when the psychology improves. Although we are not looking for the same 20% stock market returns generated in the second half of the 1990's, there is a reasonable chance of long-term stock market returns in the 5 to 7% area. Under normal market conditions, an investor should expect the better money managers to exceed these returns. Investors would probably find these returns quite satisfactory in comparison to the fixed income returns available today.

HISTORICAL COMPARISONS

The press has compared the current environment to the 1929-1933 stock market crash and to Japan between 1989 and 2002 (the Japanese market peaked in 1989 and has since fallen by 60% over the past 13 years). We feel both analogies are unfair. The Japanese economy has continued to pour money into banks, real estate and stocks with high debt and poor fundamentals. In addition, Japan tightened the money supply at the wrong time. The United States has redirected its capital away from speculative Internet and overvalued tech companies to corporations with sound fundamentals. The 1929 crash and ensuing period (1929-
1932) was negatively affected by a restrictive monetary policy and excessive use of margin debt. During the 2000-2002 market debacle, margin balances have declined materially and the Federal Reserve has reduced interest rates and expanded the money supply materially over the past 18 months. We believe the 2000-2002 market is very similar to the"Nifty Fifty" run up of 1971-1972 and the eventual collapse in 1973-1974. During the 1971-1972 period, household growth companies (IBM, Gillette, Xerox, Avon, EDS, Proctor & Gamble, Coca-Cola and Polaroid) nicknamed the "Nifty Fifty" were bid up to irrational price earnings ratios and unsustainable valuations by institutional investors who were nicknamed "Go Go Managers". The institutional investors of the 1971-1974 time period (similar to the technology Internet craze of 1998-2000) fought over buying the same 50 stocks creating above average performance in 1971 and 1972, then creating disastrous consequences in 1973 and 1974. The doom and gloom that existed after the 1973-1974 correction in the S&P 500 Index1<F1> was fueled by the steep decline in the "Nifty Fifty" stocks as institutions ran for the exits. Could the modern day counterparts to the "Nifty Fifty" be companies such as Amazon, AOL, Cisco, Yahoo, etc?

Massive liquidations took place in "Nifty Fifty" mutual funds, and similar to today the press jumped on the negativity. The famous words "this time is different" and "equities would be in the doldrums for many years" were repeated again and again. Yet, despite the doom and gloom at the end of 1974, value investors who understood cash flow were rewarded by purchasing companies which were unfairly being thrown out with the bath water, despite reasonable valuations relative to the companies' ability to produce future excess cash flow. The Vanguard Windsor Fund, managed for 31 years by the legendary value manager John Neff, declined 25% in 1973 (the S&P 500 Index declined 14.7% that year), and another 16.8% in 1974 (the S&P 500 Index declined 26.3%) despite investing according to his discipline which focused on undervalued companies selling at low price/earnings ratios. The market did not differentiate between the "Nifty Fifty" and undervalued securities during the 1973-1974 period of disconnect. Yet, Windsor was rewarded in 1975 with a 54.5% return and a 46.4% return in 1976, when value stocks with good cash flow came back more than the still overvalued "Nifty Fifty". Although there can be no guarantee that history will repeat itself, your chances of achieving the Fund's primary objective of long-term capital appreciation is increased by picking stocks that have solid fundamentals and generate excess free cash flow.

THE COURAGE OF OUR CONVICTIONS

It is very difficult to do what is not popular; however, the current pessimism has produced prices that are providing the Fund with outstanding opportunities. Now is the time to focus on companies that have been beaten up unfairly (similar to 1974) relative to their ability to produce excess cash flow over the next three to five years. The Fund is invested in companies we believe are financially sound and have the ability to produce strong growth in excess cash flow led by the type of economic recovery we envision over the next three to five years.

----------
1<F1> The S&P 500 Index is an unmanaged index created by Standard & Poor's Corporation that is considered to represent the U.S. stock market performance in general. The S&P 500 Index is not an investment product available for purchase.

Investor pessimism has created stock prices that in certain instances deviate materially from economic reality. In our last newsletter, we discussed our commitment to the brokerage stocks and insurance stocks. We have added to our positions in Merrill Lynch, Morgan Stanley and Goldman Sachs on the theory that their current earnings bases consist of higher levels of recurring income when compared to many years ago. The higher recurring earning bases should provide these companies with increased cash flow leverage once the markets improve. These companies have cut excess costs, are battling negative publicity, which should soon end, and according to our numbers, are severely undervalued.
We believe that the negativity surrounding the insurance industry as a result of the large amounts of capital that has been removed from insurance companies' balance sheets by terrorist acts, asbestos claims and investment portfolio write-offs is overdone. However, the removal of capital is setting up the conditions, which we believe have bullish implications for increased premium pricing going forward. We have not had a favorable insurance premium market ("hard market") in ten years. The Fund has invested in insurance companies with conservative balance sheets, positive cash flow and specialty business lines that should benefit from the premium increases we are seeing. Chubb Corporation, Everest Reinsurance and W.R. Berkley Insurance are some examples of companies that meet these criteria.

WHY IS THE FUND DOWN?

The final question that needs to be answered is why has the Fund's portfolio taken such a rapid downturn since the end of May. The intellectually honest answer is that we have followed our past successful discipline without deviation and unfortunately similar to 1998 (between March and September (see chart below) or to John Neff in 1973 and 1974 (mentioned above), no discipline works all the time. In May, June and July, many securities we had on our watch list dropped into our value range. We utilized the Fund's cash position to take advantage of the opportunities that were presented. We believed we were purchasing these securities at advantageous prices. Yet, these securities fell and have continued to fall to even lower prices. In retrospect, with 100% assurance, one could say we should have waited. However, we believe that timing is an impossible endeavor and that one should adhere to a successful discipline that works over time rather than all of the time. Our timing is paying the right price and not attempting to decide what the mass of investors are going to do at any given time.

We realize new shareholders are disappointed with the near term results of the Fund. However, we believe that based on the valuations of securities currently in our portfolio that we can achieve the Fund's primary objective of long-term capital appreciation over the next three to five years. It was only two short years ago, that some of our shareholders were disappointed with our 35% return in 1999 and our 12% return in early 2000 because we were not participating in the explosive returns being realized by the funds participating heavily in the Internet and technology explosion.

INVESTMENT PRINCIPLES AND CONCLUSION

During these difficult and trying times, we are going to repeat our three investment principles that an investor should remember:

   1) Do not let stock market volatility knock you off your investment course.

   2) Set risk by allocating your ratio of equities to fixed income (always keep some "safe cash" available).

   3) Stick to your equity philosophy, which is difficult to do when it is not working, (worry about permanent loss of capital more than a possible temporary loss of capital).

Adhering to your investment philosophy during times of negative market psychology is important to your long-term investment health. Unfortunately, your philosophy will probably not provide the desired results in the short-term when fear and/or greed eliminate rational thinking from the marketplace. Yet, this irrationality may set up meaningful opportunities for possible future profits. We again believe the conditions currently exist for our philosophy to achieve the Fund's objective of long-term capital appreciation over the next three to five years. Remember "pessimism" produces the prices that are necessary for value to occur. Value is the timing and we believe any other attempt at either market timing or stock timing is a game that is difficult to win. The final thought is avoid extreme thinking and maintain balance. As in the past, the current negative environment "feels different", but this too shall pass.

We value our shareholders, and appreciate your trust.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. It assumes that all dividends and capital gains distributions were reinvested, and that there were no redemptions made.

                    VALUE OF SHARES                   VALUE OF SHARES
                       OWNED, IF                         OWNED, IF
                   INITIAL INVESTMENT                INITIAL INVESTMENT
         DATE         WAS $10,000          DATE         WAS $10,000
        -----     -------------------     -----     -------------------
        9/21/95         $10,000           3/31/99         $20,717
        9/30/95          10,010           6/30/99          25,365
       12/31/95          10,261           9/30/99          23,675
        3/31/96          10,882          12/31/99          26,692
        6/30/96          11,462           3/31/00          28,170
        9/30/96          11,713           6/30/00          28,899
       12/31/96          12,760           9/30/00          30,596
        3/31/97          13,327          12/31/00          30,142
        6/30/97          14,602           3/31/01          30,207
        9/30/97          17,250           6/30/01          36,192
       12/31/97          17,205           9/30/01          28,213
        3/31/98          19,851          12/31/01          35,340
        6/30/98          18,468           3/31/02          38,259
        9/30/98          15,499           6/30/02          33,797
       12/31/98          19,788           9/30/02          25,870

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within one year of purchase. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 9/30/02, assuming deductions of the Fund's maximum CDSC of 1% for the one-year period was 14.47%, 8.44% and -9.30% respectively. The principal value and return of an investment in the Fund many fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

    The above information has been obtained from sources considered reliable, but no representation is made as to its completeness or accuracy. Not FDIC insured / Not bank-guaranteed / May lose value.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/02. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

                 Olstein Financial         Lipper Mid
    Date         Alert Fund - Class C      Value Index Cap       S&P 500
    ----         --------------------      ---------------       -------
    9/21/95             $10,000               $10,000           $10,000
    8/31/96             $11,222               $11,353           $10,770
    8/31/97             $16,116               $15,968           $13,457
    8/31/98             $14,612               $17,260           $12,865
    8/31/99             $24,547               $24,133           $18,574
    8/31/00             $30,596               $28,072           $22,107
    8/31/01             $33,998               $21,225           $23,124
    8/31/02             $29,286               $20,955           $17,406

                          AVERAGE ANNUAL TOTAL RETURN
                          ----------------------------

                                         1 YEAR      5 YEAR      INCEPTION
                                         -------     -------     ---------
Olstein Financial Alert - Class C*<F2>   -14.86%      12.69%       16.73%
Lipper Mid Cap Value Index**<F3>          -9.38%       3.40%       11.23%
S&P 500***<F4>                           -17.99%       1.74%        8.30%

*<F2> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
**<F3> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F4>S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."


 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/02.

                     Olstein Financial
                     Alert Fund -          Lipper Mid
    Date             Adviser Class         Cap Value Index       S&P 500
    ----             -----------------     ---------------       -------
    9/21/99              $10,000               $10,000          $10,000
    8/31/2000            $12,517               $11,491          $12,038
    8/31/2001            $14,018                $8,688          $12,592
    8/31/2002            $12,166                $7,125          $11,411

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                                               1 YEAR         INCEPTION
                                               ------         ---------
Olstein Financial Alert - Adviser Class*<F5>   -13.21%           6.87%
Lipper Mid Cap Value Index**<F6>                -9.38%           4.58%
S&P 500***<F7>                                 -17.99%         -10.86%

*<F5> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
**<F6> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F7>S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                          August 31, 2002

                                                      Shares            Value
                                                      ------            -----
COMMON STOCKS - 95.9%

   AEROSPACE - 0.3%
     Rockwell Collins, Inc.                          195,000   $    4,143,750
                                                               --------------

   BANKING - 4.1%
     Bank of America Corporation                     203,000       14,226,240
     Comerica Incorporated                           157,100        9,190,350
     KeyCorp                                         660,000       17,707,800
     Wachovia Corporation                            418,500       15,421,725
                                                               --------------
                                                                   56,546,115
                                                               --------------
   BUILDING & HOUSING - 1.0%
     Chicago Bridge & Iron
       Company N.V. (1)<F9>                          496,900       14,161,650
                                                               --------------

   BUSINESS MACHINES & SOFTWARE - 2.0%
     Adaptec, Inc. *<8>                            2,557,100       15,675,023
     Symbol Technologies, Inc.                       688,300        6,277,296
     Synaptics Incorporated *<F8>                    983,900        5,902,416
                                                               --------------
                                                                   27,854,735
                                                               --------------

   CHEMICALS - 1.1%
     Cytec Industries Inc. *<F8>                     578,300       15,382,780
                                                               --------------

   COMMUNICATIONS & MEDIA - 1.1%
     Belo Corp. - Class A                            662,500       15,204,375
                                                               --------------

   CONSUMER PRODUCTS - 2.2%
     Hasbro, Inc.                                  1,545,400       20,322,010
     Mattel, Inc.                                    502,200        9,757,746
                                                               --------------
                                                                   30,079,756
                                                               --------------

   CONTAINERS - 0.5%
     Sonoco Products Company                         297,200        7,007,976
                                                               --------------

   DRUGS - 1.7%
     Merck & Co. Inc.                                275,600       13,923,312
     Pfizer Inc.                                     277,900        9,192,932
                                                               --------------
                                                                   23,116,244
                                                               --------------

   ELECTRICAL EQUIPMENT - 5.8%
     American Power Conversion
       Corporation *<F8>                           1,325,800       16,585,758
     C&D Technologies, Inc.                          391,200        6,357,000
     Emerson Electric Co.                            156,000        7,609,680
     Keithley Instruments, Inc.                    1,203,700       16,731,430
     Powell Industries, Inc. *<F8>                   347,100        6,129,786
     Tektronix, Inc. *<F8>                         1,079,900       18,747,064
     Vicor Corporation *<F8>                         942,600        7,870,710
                                                               --------------
                                                                   80,031,428
                                                               --------------

   ELECTRONICS - 3.8%
     AVX Corporation                               1,119,900       13,752,372
     Bel Fuse Inc. - Class A *<F8>                   119,180        2,493,246
     Bel Fuse Inc. - Class B                          62,500        1,475,000
     KEMET Corporation *<F8>                         867,500       10,453,375
     Technitrol, Inc.                                858,700       17,096,717
     Universal Electronics Inc. *<F8>                810,750        7,865,086
                                                               --------------
                                                                   53,135,796
                                                               --------------

   ENTERTAINMENT & LEISURE - 7.4%
     Brunswick Corporation                           962,100       23,523,345
     GTECH Holdings
       Corporation *<F8>                             533,300       10,212,695
     Mandalay Resort Group *<F8>                     513,500       15,456,350
     Park Place Entertainment
       Corporation *<F8>                           2,000,800       18,707,480
     Scientific Games
       Corporation - Class A *<F8>                 2,080,250       15,061,010
     The Walt Disney Company                         517,400        8,112,832
     WMS Industries Inc. *<F8>                       711,800       10,285,510
                                                               --------------
                                                                  101,359,222
                                                               --------------


   FINANCIAL SERVICES - 6.6%
     The Goldman Sachs
       Group, Inc.                                   268,300       20,739,590
     Merrill Lynch & Co., Inc.                       960,000       34,771,200
     Morgan Stanley Dean
       Witter & Co.                                  548,600       23,436,192
     Neuberger Berman Inc.                           371,600       11,746,276
                                                               --------------
                                                                   90,693,258
                                                               --------------

   FOOD, BEVERAGES & TOBACCO - 1.3%
     Philip Morris Companies Inc.                    349,200       17,460,000
                                                               --------------

   FURNITURE & FIXTURES - 3.5%
     Ethan Allen Interiors Inc.                      198,300        6,738,234
     Furniture Brands
       International, Inc. *<F8>                     701,000       17,700,250
     La-Z-Boy Incorporated                           466,500       11,545,875
     Stanley Furniture
       Company, Inc. *<F8>                           564,400       12,315,208
                                                               --------------
                                                                   48,299,567
                                                               --------------

   HEALTH CARE SERVICES & SUPPLIES - 2.0%
     C. R. Bard, Inc.                                286,400       15,677,536
     Datascope Corp.                                 365,000       10,712,750
     Johnson & Johnson                                10,700          581,117
                                                               --------------
                                                                   26,971,403
                                                               --------------

   INSURANCE - 9.8%
     Annuity and Life Re
       (Holdings), Ltd. (1)<F9>                      551,830        2,030,734
     The Chubb Corporation                           313,300       19,390,137
     CIGNA Corporation                               168,400       14,334,208
     Everest Re Group, Ltd. (1)<F9>                  486,400       26,362,880
     The Hartford Financial
       Services Group, Inc.                          311,600       15,586,232
     PartnerRe Ltd. (1)<F9>                          255,000       11,464,800
     The Phoenix Companies, Inc.                     870,800       13,845,720
     Stewart Information
       Services Corporation *<F8>                     41,200          737,480
     UnumProvident Corporation                       760,100       17,603,916
     W. R. Berkley Corporation                       388,650       13,081,959
                                                               --------------
                                                                  134,438,066
                                                               --------------

   MACHINERY - INDUSTRIAL - 3.9%
     Global Power Equipment
       Group Inc. *<F8>                            1,803,000       10,727,850
     Joy Global Inc. *<F8>                         1,230,600       15,973,188
     The Manitowoc Company, Inc.                     402,400       13,279,200
     Maverick Tube Corporation *<F8>                 582,200        6,607,970
     Rockwell Automation, Inc.                       365,700        6,736,194
                                                               --------------
                                                                   53,324,402
                                                               --------------

   OIL & GAS SERVICES - 4.5%
     ENSCO International
       Incorporated                                  394,600       10,523,982
     General Maritime
       Corporation *<F8>(1)<F9>                      583,700        5,224,115
     OMI Corporation *<F8>(1)<F9>                  1,879,600        6,841,744
     Patterson-UTI Energy, Inc. *<F8>                609,500       15,225,310
     Rowan Companies, Inc.                           753,300       15,502,914
     Tidewater Inc.                                  324,400        9,245,400
                                                               --------------
                                                                   62,563,465
                                                               --------------

   RESTAURANTS - 1.0%
     IHOP Corp. *<F8>                                554,400       13,732,488
                                                               --------------

   RETAIL & WHOLESALE TRADE  - 17.0%
     Abercrombie & Fitch
       Co. - Class A *<F8>                           678,200       15,462,960
     bebe stores, inc. *<F*8>                        594,300        8,023,050
     Best Buy Co., Inc. *                            348,400        7,386,080
     BJ's Wholesale Club, Inc. *<F8>                 634,900       15,586,795
     Borders Group, Inc. *<F8>                       876,300       16,527,018
     Burlington Coat Factory
       Warehouse Corporation                         560,300       11,043,513
     Charming Shoppes, Inc. *<F8>                  2,172,000       14,899,920
     The Children's Place
       Retail Stores, Inc. *<F8>                     215,700        3,994,764
     The Gap, Inc.                                   588,600        6,904,278
     J. C. Penney Company, Inc. (2)<F10>           1,552,100       26,944,456
     The Neiman Marcus
       Group, Inc. - Class A *<F8>                   138,800        4,052,960
     The Neiman Marcus
       Group, Inc. - Class B *<F8>                   230,800        6,282,376
     OfficeMax, Inc. *<F8>                         4,640,700       19,722,975
     Payless ShoeSource, Inc. *<F8>                  343,600       18,176,440
     RadioShack Corporation                          807,300       17,591,067
     Safeway Inc. *<F8>                              292,400        7,549,768
     Tiffany & Co.                                   581,700       14,426,160
     The TJX Companies, Inc.                         193,000        3,817,540
     Winn-Dixie Stores, Inc.                         958,500       15,479,775
                                                               --------------
                                                                  233,871,895
                                                               --------------

   SEMICONDUCTORS - 10.0%
     Atmel Corporation *<F8>                       5,066,600       11,703,846
     Fairchild Semiconductor
       Corporation - Class A *<F8>                 1,355,000       16,354,850
     International Rectifier
       Corporation *<F8>                           1,072,400       23,335,424
     LSI Logic Corporation *<F8>                   3,864,500       28,326,785
     National Semiconductor
       Corporation *<F8>                           1,285,800       20,559,942
     TriQuint Semiconductor, Inc. *<F8>            5,277,300       27,969,690
     Veeco Instruments Inc. *<F8>                    743,800        9,743,780
                                                               --------------
                                                                  137,994,317
                                                               --------------

   TELECOMMUNICATIONS EQUIPMENT - 1.7%
     CommScope, Inc. *<F8>                         1,132,600        7,656,376
     Newport Corporation *<F8>                     1,028,750       16,007,350
                                                               --------------
                                                                   23,663,726
                                                               --------------

   TEXTILES & APPAREL - 1.3%
     Liz Claiborne, Inc.                             313,800        8,855,436
     Vans, Inc. *<F8>                              1,459,800        9,284,328
                                                               --------------
                                                                   18,139,764
                                                               --------------

   TRANSPORTATION EQUIPMENT - 1.5%
     Arkansas Best Corporation *<F8>               1,026,400       21,123,312
                                                               --------------

   TRAVEL & RECREATION - 0.8%
     Hilton Hotels Corporation                       913,000       10,508,630
                                                               --------------

     TOTAL COMMON STOCKS
       (Cost $1,515,401,595)                                    1,320,808,120
                                                               --------------

SHORT-TERM INVESTMENTS - 4.3%
   MUTUAL FUNDS - 0.1%
     First American Prime
       Obligations Fund                            1,000,918        1,000,918
                                                               --------------

   Principal
   Amount
   ---------

   U.S. GOVERNMENT AGENCY
     OBLIGATIONS - 4.2%
     Federal Home Loan Bank:
       1.64%, 9/03/2002                          $27,855,000       27,852,677
       1.675%, 9/04/2002                          30,161,000       30,157,205
                                                               --------------

     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS                                          58,009,882
                                                               --------------

     TOTAL SHORT- TERM INVESTMENTS
       (Cost $59,010,800)                                          59,010,800
                                                               --------------

TOTAL INVESTMENTS - 100.2%
   (COST $1,574,412,395)                                        1,379,818,920
                                                               --------------

SECURITIES SOLD SHORT - (0.3)%
   (PROCEEDS $7,752,723)                                          (3,843,466)

OTHER ASSETS,
  LESS LIABILITIES - 0.1%                                           1,318,794
                                                               --------------
NET ASSETS - 100.0%                                            $1,377,294,248
                                                               --------------
                                                               --------------

  *<F8>    Non-income producing security.
  (1)<F9>  Foreign security
  (2)<F10> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                                August 31, 2002

                                                      SHARES            VALUE
                                                      ------            -----

SECURITIES SOLD SHORT

   FINANCIAL SERVICES
     Washington Mutual, Inc.                          97,400   $    3,682,694
                                                               --------------

   INSURANCE
     Conseco, Inc.                                 1,190,900          160,772
                                                               --------------

TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $7,752,723)                                        $    3,843,466
                                                               --------------
                                                               --------------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                              August 31, 2002

ASSETS:
  Investments, at value (cost $1,574,412,395)                  $1,379,818,920
  Receivable from broker for proceeds on
    securities sold short                                           9,233,214
  Receivable for securities sold                                    4,920,084
  Receivable for capital shares sold                                3,843,729
  Dividends and interest receivable                                   949,467
  Other assets                                                        101,255
                                                               --------------
               Total Assets                                     1,398,866,669
                                                               --------------

LIABILITIES:
  Securities sold short, at value
    (proceeds of $7,752,723)                                        3,843,466
  Payable for securities purchased                                 12,885,209
  Payable for capital shares redeemed                               1,124,019
  Distribution expense payable                                      1,896,768
  Payable to Investment Manager                                     1,163,808
  Accrued expenses and other liabilities                              659,151
                                                               --------------
               Total Liabilities                                   21,572,421
                                                               --------------

NET ASSETS                                                     $1,377,294,248
                                                               --------------
                                                               --------------

NET ASSETS CONSIST OF:
  Capital stock                                                $1,603,300,657
  Accumulated undistributed net realized
    loss on investments sold and securities
    sold short                                                   (35,322,191)
  Net unrealized appreciation/depreciation on:
     Investments                                                (194,593,475)
     Short positions                                                3,909,257
                                                               --------------
               Total Net Assets                                $1,377,294,248
                                                               --------------
                                                               --------------

CLASS C:
  Net Assets                                                   $1,020,454,988
  Shares outstanding of beneficial interest,
    $0.001 par value                                               82,665,433

  Net asset value, offering and redemption
    (may be subject to contingent deferred sales
    charge) price per share                                            $12.34
                                                                       ------
                                                                       ------
ADVISER CLASS:
  Net Assets                                                  $   356,839,260
  Shares outstanding of beneficial interest,
    $0.001 par value                                               28,189,408

  Net asset value, offering and redemption
    price per share                                                    $12.66
                                                                       ------
                                                                       ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
                                                                   For the
                                                                  Year Ended
                                                               August 31, 2002
                                                               ---------------
INVESTMENT INCOME:
  Interest income                                            $      2,095,808
  Dividend income (net of foreign tax
    withheld of $35,886)                                            9,604,144
                                                               --------------
               Total investment income                             11,699,952
                                                               --------------
EXPENSES:
  Investment management fee                                        12,075,011
  Distribution expense - Class C                                    9,023,438
  Distribution expense - Adviser Class                                762,893
  Administration fee                                                  646,000
  Shareholder servicing and accounting costs                          906,436
  Custody fees                                                        155,485
  Federal and state registration                                      125,567
  Professional fees                                                    59,981
  Reports to shareholders                                              82,054
  Trustees' fees and expenses                                          33,817
  Other                                                                54,294
                                                               --------------
               Total expenses before dividends
                 on short positions                                23,924,976
               Dividends on short positions                            88,162
                                                               --------------
               Total expenses                                      24,013,138
                                                               --------------
               Net investment loss                               (12,313,186)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Investments                                                 (35,613,046)
     Short positions                                                1,568,653
  Change in unrealized appreciation/depreciation on:
     Investments                                                (219,832,968)
     Short positions                                                3,909,257
                                                               --------------
  Net realized and unrealized loss on investments               (249,968,104)
                                                               --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(262,281,290)
                                                               --------------
                                                               --------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                     For the Year Ended    For the Year Ended
                                        August 31, 2002       August 31, 2001
                                     ------------------    ------------------
OPERATIONS:
  Net investment loss                    $ (12,313,186)          $(4,261,451)
  Net realized gain (loss) on:
      Investments                          (35,613,046)            92,046,703
      Short positions                         1,568,653              (26,018)
  Change in unrealized
    appreciation/depreciation on:
      Investments                         (219,832,968)          (27,921,410)
      Short positions                         3,909,257             (187,914)
                                         --------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               (262,281,290)            59,649,910
                                         --------------          ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                  (56,105,236)          (78,975,452)
                                         --------------          ------------
DISTRIBUTIONS TO ADVISER CLASS
  SHAREHOLDERS FROM NET REALIZED GAINS     (16,293,059)           (4,568,769)
                                         --------------          ------------
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS (NOTE 6)               828,493,747           417,665,003
                                         --------------          ------------
TOTAL INCREASE IN NET ASSETS                493,814,162           393,770,692

NET ASSETS:
  Beginning of year                         883,480,086           489,709,394
                                         --------------          ------------
  End of year                            $1,377,294,248          $883,480,086
                                         --------------          ------------
                                         --------------          ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS
                                                                 FOR THE PERIOD
                                                                    SEPT. 21,
                                        FOR THE       FOR THE        1999++
                                         YEAR          YEAR            <F11>
                                         ENDED         ENDED         THROUGH
                                       AUG. 31,      AUG. 31,       AUG. 31,
                                         2002          2001           2000
                                       ---------     ---------   --------------
NET ASSET VALUE _
  BEGINNING OF PERIOD                  $15.77        $16.89         $17.48
                                       ------        ------         ------
INVESTMENT OPERATIONS:
  Net investment
    income (loss)1<F14>                (0.07)        (0.04)           0.05
  Net realized and unrealized
    gain (loss) on investments         (1.84)          1.74           3.10
                                       ------        ------         ------
      Total from
        investment operations          (1.91)          1.70           3.15
                                       ------        ------         ------
DISTRIBUTIONS FROM NET
  REALIZED GAIN ON INVESTMENTS         (1.20)        (2.82)         (3.74)
                                       ------        ------         ------
NET ASSET VALUE - END OF PERIOD        $12.66        $15.77         $16.89
                                       ------        ------         ------
                                       ------        ------         ------

TOTAL RETURN:                        (13.21)%        11.99%       25.17%++
                                                                     <F12>
Ratios (to average net assets)
  /Supplemental Data:
  Expenses2<F15>                        1.42%         1.43%         1.45%* <F13>
  Net investment income (loss)        (0.46)%       (0.22)%         0.34%* <F13>
  Dividends on short positions          0.01%            --         0.00%* <F13>
Portfolio turnover rate3<F16>          81.86%       106.56%        158.44%
Net assets at end of period
  (000 omitted)                      $356,839      $198,742        $24,058


++<F11> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F12> Not annualized.
*<F13>  Annualized.
1<F14>  Net investment income (loss) per share represents net investment income
        (loss) divided by the average shares outstanding throughout the period. 2<F15> The expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the period ended August 31, 2002 was 1.43%.
3<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

CLASS C
                              FOR THE   FOR THE   FOR THE   FOR THE   FOR THE
                                 YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED
                             AUG. 31,  AUG. 31,  AUG. 31,  AUG. 31,  AUG. 31,
                                 2002      2001    2000++      1999      1998
                                                    <F17>
                               ------    ------    ------    ------    ------
NET ASSET VALUE _
  BEGINNING OF PERIOD          $15.51    $16.77    $17.43    $10.88    $14.79
                               ------    ------    ------    ------    ------
INVESTMENT OPERATIONS:
  Net investment loss1<F19>    (0.18)    (0.12)    (0.07)    (0.11)    (0.06)
  Net realized and unrealized
    gain (loss) on investments (1.79)      1.68      3.15      7.31    (0.95)
                               ------    ------    ------    ------    ------
     Total from investment
       operations              (1.97)      1.56      3.08      7.20    (1.01)
                               ------    ------    ------    ------    ------
DISTRIBUTIONS FROM NET
  REALIZED GAIN ON INVESTMENTS (1.20)    (2.82)    (3.74)    (0.65)    (2.90)
                               ------    ------    ------    ------    ------
NET ASSET VALUE _
  END OF PERIOD                $12.34    $15.51    $16.77    $17.43    $10.88
                               ------    ------    ------    ------    ------
                               ------    ------    ------    ------    ------

TOTAL RETURN:++<F18>         (13.86)%    11.12%    24.64%    67.99%   (9.33)%

Ratios (to average net
  assets)/
  Supplemental Data:
  Expenses2<F20>                2.17%     2.18%     2.20%     2.19%     2.25%
  Net investment loss         (1.21)%   (0.75)%   (0.44)%   (0.74)%   (0.39)%
  Interest expense and
    dividends on short
    positions                   0.01%        --     0.00%     0.10%     0.00%
Portfolio turnover
  rate3<F21>                   81.86%   106.56%   158.44%   179.33%   187.44%
Net assets at end of
  period (000 omitted)     $1,020,455  $684,738  $465,652  $349,157  $204,323

++<F17> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F18> Total returns do not reflect any deferred sales charge for Class C
        Shares.
1<F19> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F20> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the periods ended August 31, 2002 and 1999 was 2.18% and 2.29%, respectively.
3<F21> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

  The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within the first year of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

  Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.
  Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

  Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $322 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 2002, purchases and sales of investment securities (excluding securities sold short and short-term investments) for the Fund were $1,632,566,911 and $875,589,357, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended August 31, 2002.

  The following balances for the Fund are as of August 31, 2002:

        Cost for            Tax Basis     Tax Basis Gross     Tax Basis Gross
     Federal Income      Net Unrealized      Unrealized          Unrealized
      Tax Purposes        Depreciation      Appreciation        Depreciation
     --------------      ---------------  ---------------     ---------------
     $1,581,255,573      $(201,436,653)     $75,593,665        $(277,030,318)

  At August 31, 2002, there were no undistributed ordinary income and long-term capital gains for tax purposes.

  The tax components of dividends paid during the year were as follows:

                                             Long-Term
                      Ordinary Income      Capital Gains
                      ----------------     -------------
                        $36,235,914         $36,162,381

Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 2002, the Fund had 0.3% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 2002, the Fund incurred investment management fees of $12,075,011.
  Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended August 31, 2002, fees accrued by the Fund pursuant to the 12b-1 Plans were $9,023,438 for Class C and $762,893 for Adviser Class Shares.

  During the year ended August 31, 2002, the Fund paid total brokerage commissions of $2,161,149 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 2002, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                               YEAR ENDED                   YEAR ENDED
                             AUGUST 31, 2002             AUGUST 31, 2001
                        ------------------------     ------------------------
                                 CLASS C                     CLASS C
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------  -----------  ------------
Shares sold              41,797,826   $626,479,489   13,451,257  $206,374,696
Shares issued to
  shareholders in
  reinvestment of
  distributions           3,726,225     54,097,280    5,479,005    76,651,283
Shares redeemed         (6,998,143)   (97,788,417)  (2,558,264)  (39,398,317)
                         ----------   ------------  -----------  ------------
Net increase             38,525,908   $582,788,352   16,371,998  $243,627,662
                         ----------   ------------  -----------  ------------
                         ----------   ------------  -----------  ------------
SHARES OUTSTANDING:
Beginning of period      44,139,525                  27,767,527
                         ----------                 -----------
End of period            82,665,433                  44,139,525
                         ----------                 -----------
                         ----------                 -----------

                               YEAR ENDED                   YEAR ENDED
                             AUGUST 31, 2002             AUGUST 31, 2001
                        ------------------------     ------------------------
                              ADVISER CLASS               ADVISER CLASS
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------  -----------  ------------
Shares sold              23,529,016   $361,026,924   11,926,216  $185,704,542
Shares issued to
  shareholders in
  reinvestment of
  distributions             866,206     12,828,503      303,704     4,294,375
Shares redeemed         (8,811,538)  (128,150,032)  (1,048,471)  (15,961,576)
                         ----------   ------------  -----------  ------------
Net increase             15,583,684   $245,705,395   11,181,449  $174,037,341
                         ----------   ------------  -----------  ------------
                         ----------   ------------  -----------  ------------
SHARES OUTSTANDING:
Beginning of period      12,605,724                   1,424,275
                         ----------                 -----------
End of period            28,189,408                  12,605,724
                         ----------                 -----------
                         ----------                 -----------

  Total Net Increase                  $828,493,747               $417,665,003
                                      ------------               ------------
                                      ------------               ------------

Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Financial Alert Fund as of August 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of August 31, 2002, by correspondence with the custodian or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 11, 2002

Additional Information

Information about Trustees
--------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.


                                                                                                    Number of
                                           Term of                                                  Portfolios
                                           Office and                                               in Fund
                               Position(s) Length of                                                Complex
                               Held with   Time        Principal Occupation                         Overseen    Other Directorships
Name, Address and Age          the Fund    Served      During Past Five Years                       by Trustee  Held by Trustee
---------------------          ----------  ---------   ----------------------                       ----------  -------------------
DISINTERESTED TRUSTEES:
Fred W. Lange                  Trustee     Since       Private investor                             1           Wagner College
123 Lewisburg Road                         1995
Sussex, NJ 07461
Age: 69

John Lohr                      Trustee     Since       Principal, Lockwood Financial Group, Ltd.,   1           None
10 Valley Stream Parkway                   1995        since January 1996.
Malvern, PA 19355
Age: 56

D. Michael Murray              Trustee     Since       President, Murray, Sheer & Montgomery,       1           None
Murray, Scheir Montgomery                  1995        since 1968.
101 Constitution Avenue
Suite 900
Washington, DC 20001
Age: 61

Lawrence K. Wein               Trustee     Since       Retired; Former Vice President-Wholesale     1           None
27 Rippling Brook Drive                    1995        Business Operations, Concert Communications
Short Hills, NJ 07078                                  and ATT/BT Company;  Former Executive
Age: 59                                                Manager, AT&T, Inc., for 35 years.

INTERESTED TRUSTEES:

Neil C. Klarfeld*<F22>         Trustee     Since       Principal, Clarett Group since 1998;         1           None
c/o Clarett Group                          1995        Executive Vice President, Park Tower Realty
135 West 50th, 21st Floor                              Corp., since 1979.  Limited Partner, Olstein &
New York, NY 10020                                     Associates, L.P.
Age: 57

Robert A. Olstein*<F22>+<F23>  Chairman    Since       Chairman, Chief Executive Officer and        1           None
c/o Olstein & Associates, L.P. and         1995        Chief Investment Officer, Olstein &
4 Manhattanville Road          President               Associates, L.P., beginning in 2000; Chairman,
Purchase, NY 10577                                     Chief Executive Officer, Chief Investment
Age: 61                                                Officer and President, Olstein & Associates,
                                                       L.P., 1994 - 2000; President, Olstein, Inc., since
                                                       June 1994; Senior Vice President/Senior
                                                       Portfolio Manager, Smith Barney Inc.
                                                       from 1982 until 1994.

Erik K. Olstein*<F22>+<F23>    Trustee,    Since       President and Chief Operating Officer,       1           None
c/o Olstein & Associates, L.P. Secretary,  1995        Olstein & Associates, L.P., beginning in
4 Manhattanville Road          Assistant               2000; Vice President of Sales and Chief
Purchase, NY 10577             Treasurer               Operating Officer, Olstein & Associates,
Age: 34                        and Chief               L.P., 1994-2000.
                               Compliance
                               Officer


*<F22> Robert and Erik Olstein are each officers of Olstein & Associates, L.P. or its affiliates. Mr. Klarfeld is a limited partner of Olstein & Associates, L.P. Each of these persons are considered to be an "interested person" of the Fund and "Interested Person" within the meaning of the Investment Company Act of 1940.
+<F23> Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.

                                    TRUSTEES
                                   ---------

                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                              -------------------

                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                 -------------

                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                        --------------------------------

                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                  -----------

                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                ---------------

                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                             ---------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM